                                                                    Exhibit (10)
TO:       Tom Tomlin

FROM:     R. James Macaleer

DATE:     June 6, 1995

SUBJECT:  YOUR 1995 ICP

- --------------------------------------------------------------------------------
1. If TSD meets its PTI objective (P) (including all revenues from the sales of the products of other SMS business units, along with the associated expenses for these products), you will receive $60,000. If P is exceeded, you shall receive $60,000, plus one percent of the difference between the actual PTI (A) and P. If there is a PTI shortfall, you will receive an amount equal to $60,000 x Y/2/, where Y is defined in the chart below.


                   A                 Y
                   -                 -

             Greater than P         1.0
               P - 0.2M              .87
               P - 0.4M              .76
               P - 0.6M              .68
               P - 0.8M              .62
               P - 1.0M              .57
               P - 1.2M              .52
               P - 1.4M              .48
               P - 1.6M              .45
               P - 1.8M                0

     If A is between table entries, straight line interpolation shall be used to calculate Y.

2.   Sales

     a. If your sales attainment is 80% or better of your quota for the sale of software to new clients, you will receive $30,000 x the actual percentage sales attainment x Y.

     b. If your sales attainment is 70% or better of your quota for the sale of add-on software to existing customers, you will receive $15,000 x the actual percentage sales attainment x Y.

3. Accounts Receivable - Incentive compensation for TSD's average annual A/R days (D) (billed and unbilled) will be based on improvement from D as of 12/31/94, as follows:

     a.   Current A/R Days - Participant will be eligible to receive a Current
          ----------------
          A/R Days bonus based on TSD's 12 month average Current A/R Days for 1995 as follows:

Your 1995 ICP
June 6, 1995
Page 2

           ---------------------------------------------------
            Annual Current A/R Days
               Average (% of D)                      Bonus
           ---------------------------------------------------
                   56 - 63%                           $5,000
           ---------------------------------------------------
                   63 - 70%                           $2,500
           ---------------------------------------------------
                   70 - 77%                           $1,250
           ---------------------------------------------------
                   77 - 84%                                0
           ---------------------------------------------------
           Greater than 84%                          ($2,500)
           ---------------------------------------------------

     b.   Total A/R Days - Participant will earn a bonus for Total A/R based on
          --------------
          TSD's 12 month average Total A/R Days for 1995, as follows:

           ---------------------------------------------------
            Annual Current A/R Days
               Average (% of D)                       Bonus
           ---------------------------------------------------
                     84%                              $5,000
           ---------------------------------------------------
                   84 - 90%                           $2,500
           ---------------------------------------------------
                   90 - 97%                           $1,250
           ---------------------------------------------------
                   97 - 104%                               0
           ---------------------------------------------------
           Greater than 104%                         ($2,500)
           ---------------------------------------------------

          A/R will be computed based on the average A/R on the last working day of each quarter.

4.   Development Objectives

     a. If PSD, CDS, and GFS are live on UNIX no later than their target date, the payment under this subparagraph shall be $12,000 x Y.

     b. If all of V2.0, except Nursing, is live by the target date, payment under this subparagraph shall be $17,000 x Y.

     c.   If the full complement of Nursing software
          (Charting/Tracking/Assessment/ Screening, and Healthcare Guidelines) is in productive use by the customer by its target date, payment under this subparagraph shall be $11,000 x Y.

     No payment shall be made under each subsection above until the customer has actually paid for the software and services. If payment is not received by the end of the fourth calendar month after first productive use, there shall be no payment for each subparagraph above. The amount to be paid under each subparagraph, above, shall be reduced by 50% if the target date is missed by more than 30 days. If the target date is missed by more than 60 days, there shall be no payment.


RJM/gtr
cc:  P. Mullen